SCHRODER CAPITAL FUNDS (DELAWARE)


                           SCHRODER INTERNATIONAL FUND
                         SCHRODER EMERGING MARKETS FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                        SCHRODER INTERNATIONAL BOND FUND
                      SCHRODER U.S. DIVERSIFIED GROWTH FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND

                                 ADVISOR SHARES

                      Supplement Dated November 13, 1998 to
                        Prospectus Dated October 1, 1998


On the back cover of the Prospectus add the following information to the end of the section titled "Custodian"

and

Norwest Bank
Sixth Street and Marquette
Minneapolis, Minnesota 55479

                        SCHRODER CAPITAL FUNDS (DELAWARE)


                           SCHRODER INTERNATIONAL FUND
                         SCHRODER EMERGING MARKETS FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                        SCHRODER INTERNATIONAL BOND FUND
                      SCHRODER U.S. DIVERSIFIED GROWTH FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND

                                 INVESTOR SHARES

                      Supplement Dated November 13, 1998 to
                        Prospectus Dated October 1, 1998


On the back cover of the Prospectus add the following information to the end of the section titled "Custodian"

and

Norwest Bank
Sixth Street and Marquette
Minneapolis, Minnesota 55479

                        SCHRODER CAPITAL FUNDS (DELAWARE)

                           SCHRODER INTERNATIONAL FUND
                         SCHRODER EMERGING MARKETS FUND
                  SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
                        SCHRODER INTERNATIONAL BOND FUND
                      SCHRODER U.S. DIVERSIFIED GROWTH FUND
                      SCHRODER U.S. SMALLER COMPANIES FUND
                             SCHRODER MICRO CAP FUND

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 1998
                           AS AMENDED NOVEMBER 13, 1998


INVESTMENT ADVISER
Schroder Capital Management International Inc. ("SCMI")
ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors Inc. ("Schroder Advisors")
SUBADMINISTRATOR
Forum Administrative Services, LLC ("FAdS")
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Forum Shareholder Services, LLC ("Forum")

GENERAL INFORMATION:                1-207-879-8903
ACCOUNT INFORMATION:                1-800-344-8332
FAX:                                1-207-879-6206

Investor Shares of SCHRODER INTERNATIONAL FUND, SCHRODER EMERGING MARKETS FUND, SCHRODER INTERNATIONAL SMALLER COMPANIES FUND, SCHRODER INTERNATIONAL BOND FUND, SCHRODER U.S. DIVERSIFIED GROWTH FUND, SCHRODER U.S. SMALLER COMPANIES FUND, and SCHRODER MICRO CAP FUND (each, a "Fund" and collectively, the "Funds") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. The Funds' Advisor Shares also are offered for sale at net asset value to individual investors, in most cases through Service Organizations (as defined in the prospectuses) at lower investment minimums but higher expenses than Investor Shares.

This Combined Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Funds' current combined prospectus dated October 1, 1998, as may be amended from time to time for each of the Investor Shares and the Advisor Shares (each, a "Prospectus" and, together, the "Prospectuses"). This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the applicable Prospectus and retained for future reference. The Prospectuses and this SAI are available along with other related materials for reference on the SEC's Internet Web Site (http://www.sec.gov). All terms used in this SAI that are defined in the Prospectuses have the meaning assigned in the Prospectuses. You may obtain an additional copy of the applicable Prospectus(es) without charge by writing to the Trust at Two Portland Square, Portland, Maine 04101 or calling the numbers listed above.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES
  OF THE TRUST AND RISK
  CONSIDERATIONS....................................3
Options.............................................3
Futures Contracts...................................5
Special Risks of Transactions in Futures
  Contracts and Related Options.....................8
Forward Commitments.................................9
Repurchase Agreements...............................9
When-Issued Securities..............................9
Loans of Fund Securities...........................10
Foreign Securities.................................10
Foreign Currency Transactions......................10
Zero-Coupon Securities.............................13
Short Sales........................................13
INVESTMENT RESTRICTIONS............................15
MANAGEMENT.........................................22
Officers and Trustees..............................22
Control Persons and Principal Holders
  of Securities....................................25
Administrative Services............................27
Distribution of Fund Shares........................27
Shareholder Service Plan and
  Service Organization.............................28
Fund Accounting....................................29
PORTFOLIO TRANSACTIONS.............................30
Investment Decisions...............................30
Brokerage and Research Services....................30
ADDITIONAL PURCHASE AND
  REDEMPTION INFORMATION...........................32
Determination of Net Asset Value Per Share.........32
Redemption In-Kind.................................32
TAXATION...........................................32
OTHER INFORMATION..................................35
Fund Structure.....................................35
Organization of the Trust..........................37
Capitalization and Voting..........................38
Performance Information............................38
Principal Shareholders.............................39
Custodian..........................................39
Transfer Agent and Dividend
  Disbursing Agent.................................39
Legal Counsel......................................39
Independent Accountant.............................39
Year 2000 Disclosure...............................40
Registration Statement.............................40
Financial Statements...............................40
APPENDIX A - PERFORMANCE INFORMATION .............A-1
APPENDIX B - MISCELLANEOUS TABLES.................B-1

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST
AND RISK CONSIDERATIONS

     The Trust offers in the Prospectus shares of beneficial interest of seven series (the "Funds") with separate investment objectives and policies. The investment objectives and policies of the Funds are described in the Prospectuses. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust and the Funds.

     Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Board of Trustees may change the non-fundamental policies of a Fund without an affirmative vote of shareholders of a Fund.

     Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Funds.

OPTIONS

     Each Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

     COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

     A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security.

     A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     A Fund may also purchase put and call options to enhance its current return.

     OPTIONS ON FOREIGN SECURITIES. A Fund may purchase and sell options on foreign securities if in SCMI's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that SCMI will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of SCMI to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when SCMI believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of SCMI may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

     Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Trust's use of options.

FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes, each Fund that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Fund may invest and on indexes of debt securities. In addition, each Fund that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. Each Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by a Fund of futures contracts on debt securities is subject to SCMI's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     A Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. Certain Funds may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Funds are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge a Fund's investments successfully using futures contracts and related options, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, each of the Funds that may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

     A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     MARGIN PAYMENTS. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund's securities which are the subject of a hedge. SCMI will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and a Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to SCMI's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by SCMI may still not result in a successful hedging transaction over a very short time period.

     OTHER RISKS. The Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

     Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

     Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if SCMI deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. SCMI will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

WHEN-ISSUED SECURITIES

     Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND SECURITIES

     A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, SCMI considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with a Fund.

FOREIGN SECURITIES

     Each Fund may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In addition, to the extent that any Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control
regulations  and  may  incur  costs  in  connection   with  conversion   between
currencies.

     In determining whether to invest in securities of foreign issuers, the investment adviser of a Fund seeking current income will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Fund will reduce its net income available for distribution to shareholders.

FOREIGN CURRENCY TRANSACTIONS

     Each Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both "transaction hedging" and "position hedging."

     When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in SCMI's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by a Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which a Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of a Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

     To offset some of the costs to a Fund of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A Fund may also seek to increase its current return by purchasing and selling foreign currencies on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when SCMI believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ZERO-COUPON SECURITIES

     Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government Securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

SHORT SALES

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund also may engage in short sales if, at the time of the short sale, it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against-the-box." In such a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. The Fund does not engage in short sales against-the-box for speculative purposes but may, however, make a short sale as a hedge, when SCMI believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). There are certain additional transaction costs associated with short sales against-the-box, but SCMI endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. Under the Taxpayer Relief Act of 1997, activities by the Fund which lock-in gain on an appreciated financial instrument generally will be treated as a "constructive sale" of such instrument which will trigger gain (but not loss) for federal income tax purposes. Such activities may create taxable income in excess of the cash they generate. For more information regarding the taxation of such activities, see "Taxation."

     ARBITRAGE. International Bond Fund may sell a security in one market and simultaneously purchase the same security in another market in order to take advantage of differences in the price of the security in the different markets. The Fund does not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.

     SWAP AGREEMENTS. International Bond Fund may enter into interest-rate, index and currency-exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a "basket" of securities representing a particular index). Commonly used swap agreements include interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest-rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. .........  .........The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Fund's obligations (or rights) under a swap agreement are generally equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining a segregated account comprised of Segregable Assets to avoid any potential leveraging of the Fund's investment portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

INVESTMENT RESTRICTIONS

         These restrictions, unless otherwise indicated, are all fundamental policies of each Fund and cannot be changed without the affirmative vote of a majority of the outstanding shares of each Fund, which is defined in the 1940 Act as the affirmative vote of the holders of the lesser of: (1) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are represented at the meeting in person or by proxy; or (2) more than 50% of the outstanding shares. A non-fundamental policy does not override a fundamental limitation. The non-fundamental policies of a Portfolio may be changed by the Board of Trustees of Schroder Capital Funds without approval of its interestholders or Fund shareholders. The fundamental and non-fundamental restrictions are set forth below for each of the Funds.

SCHRODER INTERNATIONAL FUND

         Under  the   additional   restrictions   set  forth   below,   Schroder
International Fund will not:

FUNDAMENTAL POLICIES:

1. Invest more than 5% of its assets in the securities of any single issuer. This restriction does not apply to securities issued by the U.S. Government, its agencies or instrumentalities;

2.       Purchase more than 10% of the voting securities of any one issuer;

3. Invest more than 10% of its assets in "illiquid securities" (Securities that cannot be disposed of within seven days at their then current value). For purposes of this limitation, "illiquid securities"
         includes, except in those circumstances described below: (1) "restricted securities", which are securities that cannot be resold to the public without registration under federal securities law; and (2) securities of issuers (together with all predecessors) having a record of less than three years of continuous operation;

4. Invest 25% or more of the value of its total assets in any one industry;

5. Borrow money, except from banks for temporary emergency purposes, and then only in an amount not exceeding 5% of the value of the total assets of the Fund;

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of its total assets;

7.       Purchase securities on margin or sell short;

8.       Make investments for the purpose of exercising control or management;

9. Purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein);

10. Make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan);

11. Invest in commodities; commodity contracts other than foreign currency forward contracts; or oil, gas and other mineral resource, lease, or arbitrage transactions.

12. Write, purchase or sell options, puts, calls, straddles, spreads, or combinations thereof.

13. Underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws);

14. Invest in warrants, valued at the lower of cost or market, to more than 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value;

15. Purchase more than 3% of the outstanding securities of any closed-end investment company. Any such purchase of securities issued by a closed-end investment company will otherwise be made in full compliance with Sections 12(d)(1)(a)(i), (ii) and (iii) of the Investment Company Act of 1940 (the "1940 Act").

NON-FUNDAMENTAL POLICY:

Schroder International Fund will not invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by SCMI pursuant to guidelines adopted by the Board of Trustees of Schroder Capital Funds. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

SCHRODER EMERGING MARKETS FUND

         Under the additional restrictions set forth below, Schroder Emerging Markets Fund will not:

FUNDAMENTAL POLICIES:

     1. Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in securities issued by the states, territories or possessions of the United States ("municipal securities") or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     2. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to one third of the Fund's total assets.

     3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     4. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

     5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

     6. Underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except, to the extent that in connection with the disposition of its assets, the Fund may be deemed to be an underwriter.

     7. Issue any class of senior securities except to the extent consistent with the 1940 Act.

NONFUNDAMENTAL POLICIES

Schroder  Emerging  Markets  Fund  has  adopted  the  following   nonfundamental
investment limitations.

     1. The Fund is "non-diversified" as that term is defined in the 1940 Act. To the extent required to qualify as a regulated investment company under the Code, the Fund may not purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) with respect to 50% of its assets, more than 5% of the Fund's total assets would be invested in the securities of any single issuer; (2) with respect to 50% of its assets, the Fund would own more than 10% of the outstanding securities of any single issuer; or (3) more than 25% of the Fund's total assets would be invested in the securities of any single issuer.

     2. For purposes of the limitation on borrowing, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (5) the lending of securities ("leverage transactions").

         In addition, Schroder Emerging Markets Fund will not:

     3. Invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees of the Trust or the Board of Schroder Capital Funds, as the case may be.

     4. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

     5. Invest in securities of another investment company, except to the extent permitted by the 1940 Act.

     6. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short; and may not

         Purchase securities on margin, except that the Fund may use short-term credit for the clearance of its portfolio's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     7. Lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Fund's total assets.

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

         Under  the   additional   restrictions   set  forth   below,   Schroder
International Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. With respect to 75% of its assets, purchase a security other than a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities or a security of an investment company if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

3. Borrow money in excess of 331/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

4. Purchase or sell real estate, provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities or engaging in securities loans shall not be deemed to be the making of a loan.

6. Invest in commodities or commodity contracts other than forward foreign currency exchange contracts.

7. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

8.       Issue senior securities except to the extent permitted by the 1940 Act.

Except for the policies on borrowing and illiquid securities, the percentage restrictions described above apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

SCHRODER INTERNATIONAL BOND FUND

         Under  the   additional   restrictions   set  forth   below,   Schroder
International Bond Fund will not:

FUNDAMENTAL POLICIES:

1. Concentrate investments in any particular industry; therefore, the Fund will not purchase the securities of companies in any one industry if, thereafter, 25% or more of the Fund's total assets would consist of securities of companies in that industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (or repurchase agreements with respect thereto). An investment of more than 25% of the Fund's assets in the securities of issuers located in one country does not contravene this policy.

2. Borrow money in excess of 33-1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions that may otherwise require untimely dispositions of portfolio securities.

3. Purchase or sell real estate, provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, provided that for purposes of this restriction, entering into repurchase agreements or acquiring any otherwise permissible debt securities including engaging in securities lending shall not be deemed to be the making of a loan.

5. Invest in commodities or commodity contracts, except that, subject to the restrictions described in the Prospectus and elsewhere in this SAI, the Fund may: (1) enter into futures contracts and options on futures contracts; (2) enter into foreign forward currency exchange contracts and foreign currency options; (3) purchase or sell currencies on a spot or forward basis; and (4) may enter into futures contracts on securities, currencies or on indices of such securities or currencies, or any other financial instruments, and may purchase and sell options on such futures contracts.

6. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws.

7. Issue senior securities except to the extent permitted by the 1940 Act.

NON-FUNDAMENTAL POLICIES:

         International Bond Fund has adopted the following nonfundamental investment limitations. The Fund will not:

1. Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid securities (securities that cannot be disposed of within seven days at their then-current value), including repurchase agreements not entitling the holder to payment of principal within seven days and securities that are not readily marketable by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933, as amended ("Restricted Securities"). Illiquid securities do not include securities that can be sold to the public in foreign markets or that may be eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the investment adviser pursuant to guidelines adopted by the Trust's Board of Trustees.

2. Make investments for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition, or reorganization with another investment company or series thereof. (Investments by the Fund in wholly owned investment entities created under the laws of certain foreign countries will not be deemed the making of investments for the purpose of exercising control or management.)

3. Invest in interests in oil, gas or other mineral exploration, resource, or lease transactions or development programs but may purchase readily marketable securities of companies that operate, invest in, or sponsor such programs.

4. The Fund may acquire or retain the securities of any other investment company except to the extent permitted by the 1940 Act, including in connection with a merger, consolidation, acquisition, or reorganization.

Except for the policies on borrowing and illiquid securities, the percentage restrictions described above apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

SCHRODER U.S. DIVERSIFIED GROWTH FUND

          Under the additional restrictions set forth below, Schroder U.S. Diversified Growth Fund will not:

FUNDAMENTAL POLICIES:

1. Issue senior securities except that: (1) it may borrow money from a bank on its promissory note or other evidence of indebtedness. Any such borrowing may not exceed one third of the Fund's total assets after the borrowing; (2) if at any time it exceeded such one-third limitation, the Fund would within three days thereafter (not including Sundays or holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce its borrowings to the limitation; and (3) might or might not be secured and, if secured, all or any part of the Fund's assets could be pledged. To comply with such limitations, the Fund might be required to dispose of certain assets when it might be disadvantageous to do so. Any such borrowings would be subject to Federal Reserve Board regulations. (As a non-fundamental policy, the Fund does not borrow for investment purposes.)

2. Effect short sales, purchase any security on margin or write or purchase put and call options.

3. Acquire more than 10% of the voting securities of any one issuer.

4. Invest 25% or more of the value of its total assets in any one industry.

5. Engage in the purchase and sale of illiquid interests in real estate, including illiquid interests in real estate investment trusts.

6. Engage in the purchase and sale of commodities or commodity contracts.

7. Invest in companies for the purpose of exercising control or management.

8. Underwrite securities of other issuers, except that the Fund may acquire portfolio securities, not in excess of 10% of the value of its total assets, under circumstances where if sold it might be deemed to be an underwriter for the purposes of the Securities Act of 1933.

9. Make loans to other persons except that it may purchase evidences of indebtedness of a type distributed privately to financial institutions but not in excess of 10% of the value of its total assets.

10.      Acquire   securities  described in 8 and 9 above which in the aggregate exceed 10% of the value of the Fund's total assets.

11.      Invest in other investment companies.

NON-FUNDAMENTAL POLICIES:

         Schroder U.S. Diversified Growth Fund: (1) will not invest more than 10% of its total assets in illiquid securities, including securities described in items 8 and 9 above and repurchase agreements maturing more than seven days; and (2) will not engage in writing, buying or selling of stock index futures, options on stock index futures, financial futures contracts or options thereon.

SCHRODER U.S. SMALLER COMPANIES FUND

          Under the additional restrictions set forth below, Schroder U.S. Smaller Companies Fund will not:

FUNDAMENTAL POLICIES:

1. Borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets (computed immediately after the borrowing).

2. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

3. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

4. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

5. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

6. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase (see "Investment Objectives and Policies" in the Prospectus); the Fund may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

7. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

8. Invest in companies for the purpose of acquiring control or management thereof;

9. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs); or

10. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

SCHRODER MICRO CAP FUND

         Under the additional restrictions set forth below, Schroder Micro Cap Fund will not:

FUNDAMENTAL POLICIES:

1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus); the Fund may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

7. Invest in companies for the purpose of acquiring control or management thereof, except that the Fund may invest in other investment companies to the extent permitted under the 1940 Act or by rule or exemption thereunder.

8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs); or

9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

MANAGEMENT

         OFFICERS AND TRUSTEES. The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Except as noted, each of these individuals currently serves in the same capacity for Schroder Capital Funds, Schroder Capital Funds II and Schroder Series Trust, other registered investment companies in the Schroder family of funds.

PETER E. GUERNSEY, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, 80, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 77, c/o the Trust, Two Portland Square, Portland, Maine - Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

HON. DAVID N. DINKINS, 69, c/o the Trust, Two Portland Square, Portland, Maine, Trustee of the Trust; Professor, Columbia University School of International and Public Affairs; Director, American Stock Exchange, Carver Federal Savings Bank, Transderm Laboratory Corporation, and The Cosmetic Center, Inc.; formerly, Mayor, The City of New York.

PETER S. KNIGHT, 46, c/o the Trust, Two Portland Square, Portland, Maine, Trustee of the Trust; Partner, Wunder, Knight, Levine, Thelen & Forcey; Director, Comsat Corp., Medicis Pharmaceutical Corp., and Whitman Education Group Inc., Formerly, Campaign Manager, Clinton/Gore `96.

SHARON L. HAUGH*,  51, 787 Seventh  Avenue,  New York, New York,  Trustee of the
Trust; Chairman, Schroder Capital Management Inc. ("SCM"), Executive Vice President and Director, SCMI; Chairman and Director, Schroder Advisors.

MARK J. SMITH*, 35, 33 Gutter Lane, London, England - President and Trustee of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

MARK ASTLEY, 33, 787 Seventh Avenue, New York, New York - Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987.

FERGAL CASSIDY, 29, 787 Seventh Avenue, New York, New York - Treasurer of the Trust; Acting Controller and Assistant Vice President of SCM and SCMI since September 1997; Assistant Vice President of SCM and SCMI from April 1997 to
September 1997; Associate, SCMI, from August 1995 to March 1997; and prior thereto Senior Accountant of Concurrency Mgt., Greenwich, Connecticut from November 1994 to August 1995, and Senior Accountant, Schroder Properties, London, September 1990 to November 1993.

ROBERT G. DAVY, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders U.S. Holdings Inc. since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 51, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

JOHN Y. KEFFER, 54, Two Portland Square, Portland, Maine - Vice President of the Trust; President of FFC, the Fund's transfer and dividend disbursing agent and other affiliated entities including Forum Financial Services, Inc., Forum Administrative Services, LLC, and Forum Advisors, Inc.

JANE P. LUCAS, 35, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director and Senior Vice President of SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991.

ALAN MANDEL, 41, 787 Seventh Avenue, New York, New York - Assistant Treasurer of the Trust; Vice President of SCMI since September 1998; prior thereto, Director of Mutual Fund Administration for Salomon Brothers Asset Management since 1995; prior thereto, Chief Financial Officer and Vice President of Mutual Capital Management since 1991.

CATHERINE A. MAZZA, 37, 787 Seventh Avenue, New York, New York - Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

CARIN MUHLBAUM, 36, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust; Vice President of SCMI since 1998; prior thereto, an investment management attorney with Seward & Kissel since 1998; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since 1989.

MICHAEL PERELSTEIN, 41, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp.

ALEXANDRA POE, 37, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman Butowsky Weitzen Shalov & Wein since July 1994; prior thereto, counsel and Vice President of Citibank, N.A. since 1989.

NICHOLAS ROSSI, 35, 787 Seventh Avenue, New York, New York - Assistant Secretary of the Trust, Associate of SCMI since October 1997 and Assistant Vice President Schroder Advisors since March 1998; prior thereto, Mutual Fund Specialist, Willkie Farr & Gallagher since May 1996; prior thereto, Fund Administrator with Furman Selz LLC since 1992.

THOMAS G. SHEEHAN, 44, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Relationship Manager and Counsel, Forum Financial Services, Inc. since 1993; prior thereto, Special
Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Group Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987; Director of SCM since April 1997.

JOHN A. TROIANO, 38, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCM since April 1997; Chief Executive Officer, since July 1, 1997, of SCMI and Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

CHERYL O. TUMLIN, 32, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Assistant Counsel, Forum Administrative Services, LLC since July 1996, prior thereto, attorney with the U.S. Securities and Exchange Commission, Division of Market Regulation since 1995; prior thereto, attorney with Robinson Silverman Pearce Aronsohn & Berman since 1991.

IRA L. UNSCHULD, 31, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993.

*        Interested Trustee of the Trust within the meaning of the 1940 Act.

     Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders U.S. Holdings Inc., which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc. SCM is also a wholly owned subsidiary of Schroders U.S. Holdings Inc..

         Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual retainer of $11,000 and additional fees of $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of the investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among the various investment companies based on their relative net assets. Payment of meeting fees is allocated only among those investment companies to which the meeting relates. None of the registered investment companies in the Fund Complex has any bonus, profit sharing, pension or retirement plans.

         The following table provides the total fees paid by the Trust to each independent Trustee of the Trust for the fiscal year ended May 31, 1998

                                                          Pension or                                   Total
                                                          Retirement                             Compensation From
                                      Aggregate        Benefits Accrued      Estimated Annual      Trust And Fund
                                  Compensation From    As Part of Trust       Benefits Upon       Complex Paid To
Name of Trustee                         Trust              Expenses             Retirement            Trustees
-------------------------------- -------------------- -------------------- --------------------- -------------------
Mr. Guernsey                           $2,289                 $0                    $0                 $7,000
Mr. Howell                             $1,680                 $0                    $0                 $7,000
Mr. Michalis                           $2,289                 $0                    $0                 $7,000
Mr. Schwab                             $2,539                 $0                    $0                 $7,750
Mr. Dinkins                            $1,430                 $0                    $0                 $5,000
Mr. Knight                             $1,430                 $0                    $0                 $6,250


* In addition to the Trust, the "Fund Complex" includes three other registered investment companies (Schroder Capital Funds II, an open-end company; Schroder Capital Funds, an open-end company; and Schroder Series Trust, an open-end company) for which SCMI serves as investment adviser for each series.

         As of August 31, 1998, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Trust's outstanding shares. Mr. Ira Unschuld, principal advisor with regard to Micro Cap Fund, held 8.01% of the Investor Shares of that Fund, as set forth in Table 4 of Appendix B.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Table 5 in Appendix B to this SAI sets forth certain information with regard to the holders of more than 5% of the beneficial interests in each Fund, together with information regarding the holders of more than 25% of the beneficial interests in each Fund.

INVESTMENT ADVISER

         SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to each Portfolio under an investment advisory agreement between Schroder Core and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders U.S. Holdings Inc., the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management of approximately $175 billion as of June 30, 1998.

         Under the advisory agreements, SCMI is responsible for managing the investment program for each Fund or Portfolio. In this regard, it is SCMI's responsibility to make decisions relating to the portfolio investments and to place purchase and sale orders regarding such investments with brokers or dealers it selects. SCMI also furnishes Schroder Core Board and the Trust Board with periodic reports on the investment performance of the Portfolios and the Funds.

         Under the terms of the advisory agreements, SCMI is required to manage the investment portfolios in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

         Each Fund (other than U.S. Diversified Growth Fund and Micro Cap Fund) currently invests all of its assets in a Portfolio. As long as a Fund remains completely invested in a Portfolio (or any other investment company), SCMI is not entitled to receive an investment advisory fee with respect to the Fund. A Fund may withdraw its investment from a Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Trust has retained SCMI as investment adviser to manage a Fund's assets in the event a Fund so withdraws its investment. The investment advisory agreement between the Trust and SCMI with respect to the Funds is the same in all material respects as the Investment Advisory Agreement with respect to the Portfolios (except as to the parties, the fees and the circumstances under which fees will be paid, and the jurisdiction whose laws govern the agreement). During a time that a Fund did not have substantially all of its assets invested in a Portfolio or another investment company, for providing investment advisory services under the investment advisory agreement for the Fund, SCMI would be entitled to receive advisory fees monthly at the following annual rates (based on the assets of each Fund taken separately): SCHRODER INTERNATIONAL FUND -- 0.50% of the first $100 million of the Fund's average daily net assets, 0.40% of the next $150 million of average daily net assets and 0.35% of average daily net assets in excess of $250 million; SCHRODER EMERGING MARKETS FUND -- 1.00% of the Fund's average daily net assets; SCHRODER INTERNATIONAL SMALLER COMPANIES FUNd -- 0.75% of the Fund's average daily net assets; SCHRODER INTERNATIONAL BOND PORTFOLIO -- 0.50% of the Fund's average daily net assets; and SCHRODER U.S. SMALLER COMPANIES FUND -- 0.50% of the first $100 million of the Fund's average daily net assets, 0.40% of the next $150 million of average net assets and 0.35% of average daily net assets in excess of $250 million.

         Table 1 in Appendix B shows the dollar amount of the advisory fees payable had certain waivers not been in place, together with the dollar amount of investment advisory fees waived, and the dollar amount of net fees paid. The percentage amounts of the advisory fees are set forth in the Prospectus. This information is provided for the past three years (or such shorter terms as a Fund has been operational).

         Each Fund Advisory Agreement continues in effect provided such continuance is approved annually: (1) by the holders of a majority of the outstanding voting securities of the Funds or by the Board; and, in either case,
(2) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Each Fund Advisory Agreement may be terminated without penalty by vote of the Trustees or the Fund's shareholders on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and it terminates automatically if assigned. Each Fund's Advisory Agreement also provides that, with respect to the Funds, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of duties to either Fund, except for willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of any obligations and duties under the Agreement.

         Subject to the direction and control of SCMI. Schroder Investment Management International, Ltd. ("SIMIL"), 31 Gresham Street, London, U.K. EC2V 7QA, an affiliate of SCMI, serves as subadviser to Schroder International Smaller Companies Portfolio, pursuant to an Investment Subadvisory Agreement among SCMI, SIMIL, and the Portfolio. SIMIL, a newly organized investment advisory firm, is a wholly-owned subsidiary of Schroders plc, and as of June 30, 1998 had under management assets of approximately $42 billion. Under the Subadvisory Agreement, SCMI pays SIMIL a monthly fee at the annual rate of 0.25% of the Portfolio's average daily net assets.

         Under the terms of the Investment Subadvisory agreement, SIMIL provides investment subadvisory services to Schroder International Smaller Companies Portfolio in accordance with applicable laws and regulations. In making its investment decisions, SIMIL does not use material inside information that may be in its possession or in the possession of its affiliates.

         The Investment Subadvisory agreement continues in effect provided such continuance is approved annually: (1) by the vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) or by the Board and (2) by a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party to the agreement. The investment sub-advisory agreement may be terminated without penalty (i) by a vote of the Board or by a vote of a majority of the outstanding voting interests of the Portfolio on 60 days' written notice to SIMIL; (ii) by SCMI on 60 days' written notice to SIMIL; or (iii) by SIMIL on 60 days' written notice to the Trust. The agreement shall terminate automatically if assigned. The agreement also provides that, with respect to the Portfolio, neither SIMIL nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of SIMIL's or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement.

ADMINISTRATIVE SERVICES

         On behalf of each Fund, the Trust has entered into an Administration Agreement with Schroder Advisors, under which Schroder Advisors provides management and administrative services necessary for the operation of each Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of each Fund, including coordination of the services performed by each Fund's investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

         For providing administrative services Schroder Advisors is entitled to receive from the Funds a fee, payable monthly, at the annual rate set out in the Prospectus as to each Fund's average daily net assets. The Administration Agreement is terminable with respect to each Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Schroder Advisors or by Schroder Advisors upon 60 days' written notice to the Trust.

         The Trust has entered into a Subadministration Agreement with FAdS. Under its Agreement, FAdS assists Schroder Advisors with certain of its responsibilities under the Administration Agreement, including shareholder reporting and regulatory compliance. For providing its services, FAdS is entitled to receive a monthly fee from each Fund at the annual rate set out in the Prospectus as to the Fund's average daily net assets. The Subadministration Agreement is terminable with respect to each Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to FAdS or by FAdS upon 60 days' written notice to the Fund.

         Schroder Advisors and FAdS provide similar services to the Portfolios pursuant to administration and subadministration agreements between Schroder Core and each of these entities, for which Schroder Advisors and FAdS are each compensated at the annual rate set out in the Prospectus as to each Portfolio's average daily net assets. The administration and subadministration agreements with regard to the Portfolios are the same in all material respects as the Funds' respective agreements (except as to the parties, the circumstances under which the fees will be paid, and the fees payable thereunder).

         The fees paid by the Funds and Portfolios to SCMI and Schroder Advisors may equal the totals set forth in the Prospectus as to each Fund's average daily net assets. Such fees as a whole are higher than advisory and management fees charged to mutual funds which invest primarily in U.S. securities but not necessarily higher than those charged to funds with investment objectives similar to those of the Funds.

         Table 2 in Appendix B shows the Administration Fees and Subadministration Fees payable by each Fund had certain waivers not been in place, together with the dollar amount of such fees waived and the dollar amount of net fees paid by each Fund. This information is provided for the past three years (or such shorter time as a Fund has been operational).

DISTRIBUTION OF FUND SHARES

         Schroder Advisors, 787 Seventh Avenue, New York, New York 10019, serves as Distributor of Fund shares under a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders U.S. Holdings Inc., the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

         Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

         Under a Distribution Plan (the "Plan"), which is of the type know as a reimbursement plan adopted by the Trust with respect to Advisor Shares only, the Trust may pay directly or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the investment adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of that Fund's average daily net assets) for: (1) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail; (2) costs of printing prospectuses and other materials to be given or sent to prospective investors;
(3) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and (4) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The Trustees have not currently authorized payments under the Plan, although payments by a Fund under the Shareholder Service Plan, which will not exceed the annual rate of 0.25% of a Fund's average daily net assets, will be deemed to have been made pursuant to the Distribution Plan to the extent such payments may be considered to be primarily intended to result in the sale of the Fund's Advisor Shares. Under the Plan, the Funds are not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various series of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the series of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

         Without shareholder approval, the Plan may not be amended to increase materially the costs that any Fund may bear. Other material amendments to the Plan must be approved by the Trust , and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement (the "disinterested Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the disinterested Trustees. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the disinterested Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the disinterested Trustees or by vote of the holders of a majority of the shares of the Fund. During the period ended May 31, 1998, no Fund accrued or paid any dollars under the Plan.

SHAREHOLDER SERVICE PLAN AND SERVICE ORGANIZATIONS

         Under the Shareholder Service Plan approved by the Trust for the Funds' Advisor Shares, the Trust may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for shareholders of the Funds' Advisor Shares. The Funds may pay fees (which may vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' Advisor Shares owned by shareholders with whom the Service Organization has a servicing relationship. Services provided by Service Organizations may include: (1) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (2) assisting in processing purchase, exchange and redemption transactions; (3) arranging for the wiring of funds or transmitting and receiving funds in connection with client orders to purchase or redeem shares;
(4) verifying and guaranteeing client signatures in connection with redemption orders, transfers among, and changes in client-designated accounts; (5) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions; (6) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (7) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (8) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Funds have no intention of making any such payments to Service Organizations with respect to accounts of institutional investors and, in any event, would make no such payments until the Trust Board specifically so authorizes.

        Some Service Organizations may impose additional or different conditions on their clients, such as requiring them to invest more than the minimum investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization agrees to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of a Fund might occur, and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND ACCOUNTING

         Forum Accounting Services, LLC ("Forum Accounting"), an affiliate of Forum, performs fund accounting services for each Fund pursuant to an agreement with the Trust. The Accounting Agreement is terminable with respect to each Fund without penalty, at any time, by the Trust Board upon 60 days' written notice to Forum Accounting or by Forum Accounting upon 60 days' written notice to the Trust.

         Under its agreement, Forum Accounting prepares and maintains the books and records of each Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of each Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the SEC. For its services to each Fund, Forum Accounting is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of each Fund above one. Forum Accounting is entitled to an additional $24,000 per year with respect to global and international funds. In addition, Forum Accounting also is entitled to an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

         Forum Accounting is required to use its best judgment and efforts in rendering fund accounting services and is not liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. Forum Accounting is not responsible or liable for any failure or delay in the performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless Forum Accounting and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to Forum Accounting's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to Forum Accounting by an officer of the Trust duly authorized. This indemnification does not apply to Forum Accounting's actions taken or failures to act in cases of Forum Accounting's own bad faith, willful misconduct or gross negligence.

         Table 3 in Appendix B shows the dollar amount of fees paid for accounting services by the Funds and the Portfolios. This information is provided for the past three years (or such shorter time a Fund has been operational).

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

         Investment decisions for the Funds or the Portfolios and for SCMI's other investment advisory clients are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner that, in SCMI's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Each Portfolio's portfolio transaction costs are borne pro rata by its investors, including the Fund that invests in it.

BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction; for example, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the U.S. Since most brokerage transactions for a Fund are placed with foreign broker-dealers, certain portfolio transaction costs for a Fund may be higher than fees for similar transactions executed on U.S. securities exchanges. However, SCMI seeks to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the U.S. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Each Fund's Advisory Agreement and the Core Advisory Agreements authorize and direct SCMI to place orders for the purchase and sale of a Fund's or a Portfolio's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain the most favorable price and execution available. A Fund or a Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it deems relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions).

         Historically, investment advisers, including advisers of investment companies and other institutional investors, have received research services from broker-dealers that execute portfolio transactions for the advisers' clients. Consistent with this practice, SCMI may receive research services from broker-dealers with which it places portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including a Fund or a Portfolio), although not all of these services are necessarily useful and of value in managing a Fund or a Portfolio. The investment advisory fee paid by a Fund or a Portfolio is not reduced because SCMI and its affiliates receive such services.

         As permitted by Section 28(e) of the 1934 Act, SCMI may cause a Fund or a Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the 1934 Act) an amount of disclosed commission for effecting a securities transaction in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, although it does not do so currently SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by a Fund or a Portfolio toward payment of Fund or Portfolio expenses, such as custodian fees.

         Subject to the general policies of a Fund or a Portfolio regarding allocation of portfolio brokerage as set forth above, the Core Board has authorized SCMI to employ: (1) Schroder & Co. Inc., an affiliate of SCMI, to effect securities transactions of a Fund or a Portfolio on the New York Stock Exchange only; and (2) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of a Fund or a Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

         Payment of brokerage commissions to Schroder & Co. Inc. or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the policy of each Fund and of each Portfolio that commissions paid to Schroder & Co. Inc. or Schroder Securities will, in SCMI's opinion, be: (1) at least as favorable as commissions contemporaneously charged by Schroder & Co. Inc. or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Trust Board and Core Board, including a majority of the respective non-interested Trustees, have each adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that commissions paid to Schroder & Co. Inc. or Schroder Securities by a Fund or a Portfolio satisfy the foregoing standards. Such procedures are reviewed periodically by the applicable Board, including a majority of the non-interested Trustees. Each Board also reviews all transactions at least quarterly for compliance with such procedures.

     It is further a policy of the Funds and the Portfolios that all such transactions effected by Schroder & Co. Inc. on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder & Co. Inc. actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder & Co. Inc. will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

     Schroder & Co. Inc. pays a portion of the brokerage commissions it receives from a Fund or a Portfolio to the brokers executing the transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), Schroder Core has entered into an agreement with Schroder & Co. Inc. permitting it to retain a portion of the brokerage commissions paid to it by a Fund or a Portfolio. Each Board, including a majority of the non-interested Trustees, has approved this agreement.

     None of the Funds or the Portfolios has any understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. Inc. or Schroder Securities, and none will direct brokerage to Schroder & Co. Inc. or Schroder Securities in recognition of research services.

         From time to time, a Fund or a Portfolio may purchase securities of a broker or dealer through which it regularly engages in securities transactions.

         See Table 5 in Appendix B to this SAI for information regarding the payment of brokerage commissions.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

         The net asset value per share of each class of a Fund is determined as of the close of trading on the New York Stock Exchange each day that the Exchange is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Board has established procedures for the valuation of a Fund's securities: (1) equity securities listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange are valued at their latest sale prices on such exchange that day prior to the time when assets are valued; in the absence of sales that day, such securities are valued at the mid-market prices (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Portfolio's investment adviser); (2) unlisted equity securities for which over-the-counter market quotations are readily available are valued at the latest available mid-market prices prior to the time of valuation; (3) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (4) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (5) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

         When an option is written, an amount equal to the premium received is recorded in the books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. Options are valued at their mid-market prices in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and related options are stated at market value.

REDEMPTIONS IN-KIND

         In the event that payment for redeemed shares is made wholly or partly in portfolio securities, shareholders may incur brokerage costs in converting the securities to cash. An in-kind distribution of portfolio securities is generally less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of portfolio securities could result in a less diversified portfolio of investments for a Fund and could affect adversely the liquidity of its investment portfolio.

TAXATION

         Under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund and each other series established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (1) each such series must meet separately the income and distribution requirements for qualification as a regulated investment company; and (2) the amounts of investment income and capital gain earned are determined on a series-by-series (rather than on a Trust-wide) basis.

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code each year so long as such qualification is in the best interests of its shareholders. To do so, each Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, each Fund will not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

         Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, each Fund must distribute for each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year; (2) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year; and (3) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by a Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income (including net realized short-term capital gain) are taxable to shareholders as ordinary income. Generally, it is not expected that such distributions will be eligible for the dividends received deduction available to corporations.

         Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. Such distributions will qualify for the new reduced rates for capital gains on assets held for more than 18 months to the extent they represent gains on the sale of such assets. A loss realized by a shareholder on the sale of Fund shares held for six months or less with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distribution or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of a Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of that Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

         Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares, and generally will qualify for the new reduced rates for capital gains if the shares have been held for more than 18 months.

         Ordinary income dividends paid to Fund shareholders who are nonresident aliens are subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

         Dividends and interest received (and, in certain circumstances, realized capital gain) by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible, and ordinarily expects, to file an election with the Internal Revenue Service ("IRS") pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income; treat such proportionate share as taxes paid by them; and, subject to certain limitations, deduct such proportionate share in computing their taxable incomes or, alternatively use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Each Fund will report annually to its shareholders the amount per share of such withholding taxes.

         Due to investment laws in certain emerging market countries, it is anticipated that a Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, that Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. A Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by that Fund as a dividend to its shareholders.

         Each Fund may make an election with respect to a PFIC in which it owns shares to mark such shares to the market annually or to treat the PFIC as a "qualified electing fund" that will allow it to avoid the taxes on excess distributions. However, such election may cause a Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as: (1) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income); (2) thereafter as a return of capital to the extent of the recipient's basis in the shares; and (3) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         In general, gain from "foreign currencies" and from foreign currency options, foreign currency futures contracts and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures contracts or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to each Fund.

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Certain Fund investments, including assets "marked to the market" for federal income tax purposes and debt obligations issued or purchased at a discount, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Fund which lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when a Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

         The Trust is required to report to the IRS all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the "backup withholding" provisions.

         The IRS recently revised its regulations affecting the application to foreign investors of the "back-up withholding" and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their tax advisors with respect to the potential application of these new regulations.

     The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

     Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by a Fund also may be subject to foreign, state and local taxes, and their treatment under foreign, state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, foreign, state and local taxation.

OTHER INFORMATION

FUND STRUCTURE

         CLASSES OF SHARES. Each Fund except Schroder Micro Cap Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through service organizations. Advisor Shares incur more expenses but have lower investment minimums than Investor Shares. Except for certain class differences, each share of each class represents an undivided, proportionate interest in the

Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions differs between the classes. Information about the other class of shares is available from the Trust by calling Schroder Advisors at 1-800-730-2932.

         THE PORTFOLIOS. Each of the Funds (except Schroder U.S. Diversified Growth Fund and Schroder Micro Cap Fund) seeks to achieve its investment objective by investing all of its investable assets in a Portfolio that has the same investment objective and substantially similar policies as those of the Fund. Accordingly, the Portfolio directly acquires its own securities, and the Fund acquires an indirect interest in those securities. Schroder International Bond Portfolio is a separate series of Schroder Capital Funds II, a business trust organized under the laws of the state of Delaware in December, 1996 ("Schroder Core II"). Each other Portfolio in which a Fund invests is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has eight separate series. Schroder Core II is similarly registered and currently has one series. The assets of each Portfolio belong only to, and the liabilities of each Portfolio are borne solely by, that Portfolio and no other portfolio of Schroder Core or Schroder Core II.

         Each Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. The Portfolio may permit other investment companies or other qualified investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

         A Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio is entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as permitted under the 1940 Act and other applicable law, the Board may solicit proxies from the Fund's shareholders and vote the Fund's interest in a Portfolio based upon the vote of its shareholders or the Board may determine to vote the Fund's interests in a Portfolio in the same proportion as the vote of all other interestholders in the Portfolio. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders would receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

         The Portfolios do not sell their shares directly to members of the general public. Another investor in a Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same offering price as a Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in a Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future is available from Schroder Capital Funds (the "Core") or Schroder Core II by calling Forum Shareholder Services, LLC at 1-800-730-2932.

         Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, Schroder Core II, their trustees and certain of their officers are required to sign the registration statement and amendments thereto of the Trust and may be required to sign the registration statements of certain other investors in a Portfolio. In addition, under federal securities law, Schroder Core or Schroder Core II may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core or Schroder Core II, including a Fund. Each investor in a Portfolio, including the Trust, has agreed to indemnify Schroder Core or Schroder Core II and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

         Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core or Schroder Core
II. Similarly, Schroder Core or Schroder Core II will indemnify each investor in a Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core or Schroder Core II that is supplied to the investor by Schroder Core or Schroder Core II. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core or Schroder Core II. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core or Schroder Core II to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core or Schroder Core II, its liability is similarly limited to information about and supplied by it.

         CERTAIN RISKS OF INVESTING IN THE PORTFOLIOS. A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         A Fund may withdraw its entire investment from a Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

        Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

ORGANIZATION OF THE TRUST

         The Trust was organized as a Maryland corporation on July 30, 1969; reorganized on February 29, 1988 as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust is registered as an open-end management investment company under the 1940 Act.

         Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. Securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Schroder believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

         The Trust has authorized an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Funds) and may divide series into classes of shares, and the costs of doing so may be borne by a series or a class or the Trust in accordance with the Trust Instrument. The Trust currently consists of nine series. Each series offers two classes of shares, Investor Shares and Advisor Shares except for Schroder Micro Cap Fund, which has authorized only Investor Shares..

         When issued for the consideration described in the relevant Prospectus or under the dividend reinvestment plan, shares are fully paid, nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held).

         The Trust does not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters are not submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each Trustee serves until death, resignation or removal. Vacancies are filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years is performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate.

         In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee at any meeting of the shareholders.

PERFORMANCE INFORMATION

         Performance   quotations  of  the  average   annual  total  return  and
cumulative total return of a Fund is provided in advertisements or reports to shareholders or prospective investors.

         Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund or class over periods of 1, 5 and 10 years (or since commencement of operations if any of these periods are not available), calculated pursuant to the following formula:

                                           P (1+T)n = ERV

         (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of fund and any class expenses (net of any reimbursed expenses) on an annual basis and generally assume that all dividends and distributions, when paid, are reinvested in shares of the same class.

         Quotations of cumulative total return reflect only the performance of a hypothetical investment in a fund or a class during the particular time period shown. cumulative total returns vary based on changes in market conditions and the level of a fund's and any applicable class's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         In communications to current or prospective shareholders, performance figures such as cumulative total return, also may be compared with the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Investors who purchase and redeem shares through a customer account maintained at a financial institution or a Service Organization may be charged one or more of the following types of fees as agreed upon by the financial institution or Service Organization and the investor, with respect to the customer services provided: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees have the effect of reducing the average annual or cumulative total returns for those investors.

         For information regarding performance data as for the relevant period for each of the Funds, see Appendix A.

PRINCIPAL SHAREHOLDERS

         For information regarding Principal Shareholders of each Fund, see Table 4 in Appendix B.

CUSTODIAN

         The Chase Manhattan Bank, through its Global Custody Division located at 125 London Wall, London EC2Y 5AJ, United Kingdom, acts as custodian of the assets of the Funds and the Portfolios (other than Schroder U.S. Smaller Companies Fund, Schroder U.S. Smaller Companies Portfolio, Schroder U.S. Diversified Growth Fund and Schroder Micro Cap Fund). Norwest Bank, Sixth Street and Marquette, Minneapolis, Minnesota 55479 acts as custodian of the assets of each of Schroder U.S. Smaller Companies Fund (and the Portfolio in which it invests), Schroder U.S. Diversified Growth Fund and Schroder Micro Cap Fund. Neither Chase Manhattan Bank nor Norwest Bank plays a role in making decisions as to the purchase or sale of portfolio securities for the Funds or the Portfolios. Pursuant to rules adopted under the 1940 Act, a Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made currently by the Core Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Portfolio; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

        Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101, acts as the Funds' transfer agent and dividend disbursing agent.

LEGAL COUNSEL

        Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

INDEPENDENT ACCOUNTANT

         PricewaterhouseCoopers LLP serves as independent accountants for the Trust. PricewaterhouseCoopers LLP provides audit services and consultation in connection with review of U.S. SEC filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

YEAR 2000 DISCLOSURE

        The Funds receive services from the investment advisors, administrators, distributor, transfer agent and custodians which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the year 2000 from the year 1900. Schroder Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

REGISTRATION STATEMENT

         This SAI and each Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in each Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The fiscal year end of Schroder International Fund, Schroder International Smaller Companies Fund, and Schroder U.S. Diversified Growth Fund is October 31. The fiscal year end of Schroder International Bond Fund is December 31. The fiscal year end of Schroder Emerging Markets Fund, Schroder U.S.
Smaller Companies Fund, and Schroder Micro Cap Fund is May 31.

         Financial statements for each Fund's semi-annual period and fiscal year will be distributed to shareholders of record. The Board in the future may change the fiscal year end of a Fund.

         The following financial statements are incorporated by reference into this SAI:

         Audited financial statements for the fiscal year ended May 31, 1998 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and Report of Independent Accountants for Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund, and Schroder Micro Cap Fund (and including the audited financial statements of the Portfolio in which each Fund invests, where applicable) (Annual Reports filed via EDGAR on August 7, 1998, August 11, 1998 and August 7, 1998, accession numbers 0001004402-98-000434,
         0000889812-98-001913, and 0001004402-98-00435, respectively).

         Unaudited financial statements for the period ended April 30, 1998 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements for Schroder International Smaller Companies Fund, Schroder International Fund and Schroder U.S. Diversified Growth Fund (and including the unaudited financial statements of the Portfolio in which each Fund invests, where applicable) (Semi-Annual Reports filed via EDGAR on June 30, 1998, accession numbers 0000889812-98-001656, 0000889812-98-001655, and
         0000889812-98-001654, respectively).

         Unaudited financial statements for the period ended June 30, 1998 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements for Schroder International Bond Fund (and for Schroder International Bond Portfolio) (Semi-Annual Report filed via EDGAR on September 8, 1998, accession number 0001004402-98-000484).

         Audited financial statements for the fiscal year ended October 31, 1997 including Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements and Report of Independent Accountants for Schroder International Fund, Schroder International Smaller Companies Fund and Schroder U.S. Diversified Growth Fund (and including the audited financial statements of the Portfolio in which each Fund invests, where applicable) (Annual Reports filed via EDGAR on January 6, 1998 and January 9, 1998, accession numbers 0000889812-98-000006, 000889812-98-000005, 000889812-98-000004 and
         0001004402-98-000018, respectively).

                                   APPENDIX A

                             PERFORMANCE INFORMATION

         The average annual return of each of Schroder International Fund, Schroder International Smaller Companies Fund, and Schroder U.S. Diversified Growth Fund for the semi-annual period ended April 30, 1998 is shown below. The average annual return for Schroder International Bond Fund for the semi-annual period ended June 30, 1998, is shown below. The average annual return for Schroder Emerging Markets Fund, Schroder U.S. Smaller Companies Fund and Schroder Micro Cap Fund for the fiscal year ended May 31, 1998 is shown below.

                                                        CALENDAR                                                     SINCE
                                  ONE        THREE        YEAR       ONE        THREE        FIVE        TEN      INCEPTION
                                 MONTHS      MONTHS     TO DATE      YEAR       YEARS       YEARS       YEARS     ANNUALIZED

SCHRODER INTERNATIONAL FUND
  Investor Shares                 1.98%      12.41%      16.83%     17.59%      13.23%      13.35%      9.50%       12.69%
  Advisor Shares                  1.98%      12.34%      16.33%       N/A        N/A         N/A         N/A        13.69%

SCHRODER EMERGING MARKETS
FUND
  Investor Shares               (13/66)%    (10.85)%    (10.55)%      N/A        N/A         N/A         N/A

SCHRODER INTERNATIONAL
SMALLER COMPANIES FUND
  Investor Shares                 5.09%      17.29%      26.37%     15.02%       N/A         N/A         N/A         N/A

SCHRODER INTERNATIONAL
BOND FUND
  Investor Shares                (1.60)%    (1.40)%     (1.70)%       N/A        N/A         N/A         N/A         N/A

SCHRODER U.S. DIVERSIFIED
GROWTH FUND
  Investor Shares                 0.48%      14.79%      12.50%     34.09%      25.59%      17.99%     16.36%       11.75%

SCHRODER U.S. SMALLER
COMPANIES FUND
  Investor Shares                (5.14)%     0.89%       5.50%      21.63%      28.70%       N/A         N/A        24.23%
  Advisor Shares                 (5.15)%     0.82%       5.44%      21.50%       N/A         N/A         N/A        23.24%

SCHRODER MICRO CAP FUND
  Investor Shares                (0.63)%     19.93%      34.91%       N/A        N/A         N/A         N/A         N/A

---------------------------- -- ---------- ----------- ----------- ---------- ----------- ----------- ---------- -------------

As of May 31, 1998, there were no outstanding Advisor Shares of any Fund other than Schroder International Fund and Schroder U.S. Smaller Companies Fund.

                                   APPENDIX B

                              MISCELLANEOUS TABLES

                       TABLE 1 - INVESTMENT ADVISORY FEES


     Fees are paid at the Portfolio level where the Fund invests in a Portfolio. If the Fund invests in other than in a Portfolio, the expense is paid by the Fund.

                                                 GROSS FEE           FEE WAIVED         NET FEE PAID

SCHRODER INTERNATIONAL FUND
    Year Ended October 31, 1997                  $891,659             $47,444             $844,215
    Year Ended October 31, 1996                  $978,697             $51,971             $926,726
    Year Ended October 31, 1995                  $893,082               $ 0               $893,082

  SCHRODER INTERNATIONAL SMALLER
  COMPANIES FUND
    Year Ended October 31, 1997                   $60,033             $60,033                $ 0

SCHRODER U.S. DIVERSIFIED GROWTH FUND
    Year Ended October 31, 1997                  $118,887             $28,422             $ 90,465
    Year Ended October 31, 1996                  $139,483             $ 4,355             $135,128
    Year Ended October 31, 1995                  $140,988               $ 0               $140,988

SCHRODER INTERNATIONAL BOND FUND(1)
    Period Ended December 31, 1997                $53,529             $53,529                $ 0

SCHRODER EMERGING MARKETS FUND
    Year Ended May 31, 1998                        $ 22                 $ 15                 $ 7

SCHRODER U.S. SMALLER COMPANIES FUND
    Year Ended May 31, 1998
      Investor Shares                            $243,031               $ 0               $243,031
      Advisor Shares                             $ 11,697               $ 0               $ 11,697
    Period Ended May 31, 1997                    $ 59,916             $10,038             $ 49,878
    Year Ended October  31, 1996                 $ 76,373             $16,090             $ 60,283

SCHRODER MICRO CAP FUND
    Year Ended May 31, 1998                       $26,896             $26,896                $ 0
    Period Ended November 30, 1997                $ 3,733             $ 3,733                $ 0

------------------------------------------ -- ---------------- -- -----------------

         (1) For the first full year International Bond Portfolio has been in operation.

                          TABLE 2 - ADMINISTRATION FEES

  (Includes the Fund's Proportion of the Portfolio's Expenses where Applicable)

         A. Administration Fees Paid to Schroder Fund Advisors, Inc.

                                                        GROSS FEE     FEE WAIVED  NET FEE PAID

SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                        $463,353      $ 97,253      $366,100
      Year Ended October 31, 1996                        $761,036      $61,259       $699,777
      Year Ended October 31, 1995                        $446,541         $          $446,541
                                                                          0

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                        $ 18,234      $ 17,657       $ 577

SCHRODER U.S. DIVERSIFIED GROWTH FUND
      Year Ended October 31, 1997                          $ 0            $             $
      Year Ended October 31, 1996                          $ 0            0             0
      Year Ended October 31, 1995                          $ 0            $             $
                                                                          0             0
                                                                          $             $
                                                                          0             0

SCHRODER INTERNATIONAL BOND FUND
      Period Ended December 31, 1997                     $ 10,706      $ 10,706        $ 0

SCHRODER EMERGING MARKETS FUND
      Year Ended May 31, 1998                               $            $ 0           $ 5
                                                            5

SCHRODER U.S. SMALLER COMPANIES FUND
      Year Ended May 31, 1998
        Investor Shares                                  $101,204         $          $101,204
        Advisor Shares                                   $ 4,871          0          $ 4,871
      Period Ended May 31, 1997                          $ 25,060         $             $
      Year Ended October 31, 1996                        $ 41,063         0             0
                                                                       $ 25,060      $ 14,213
                                                                       $ 26,850

SCHRODER MICRO CAP FUND
      Year Ended May 31, 1998                             $5,379        $5,379          $
      Period Ended November 30, 1997                      $ 747         $ 747           0
                                                                                        $
                                                                                        0

         B.   Subadminstration Fees Paid to Forum Administrative Services, LLC

                                                        GROSS FEE     FEE WAIVED  NET FEE PAID

SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                        $229,792        $ 0         $229,792

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                        $ 10,018        $ 0         $ 10,018

SCHRODER U.S. DIVERSIFIED GROWTH FUND
      Year Ended October 31, 1997                        $ 15,853        $ 0         $ 15,853

SCHRODER INTERNATIONAL BOND FUND
      Period Ended December 31, 1997                     $ 25,000      $ 25,000        $ 0

SCHRODER EMERGING MARKETS FUND
      Year Ended May 31, 1998                            $ 2,742       $ 2,742         $ 4

SCHRODER U.S. SMALLER COMPANIES FUND
      Year Ended May 31, 1998
        Investor Shares                                  $ 60,740        $ 0         $ 60,740
        Advisor Shares                                   $ 2,923         $ 0         $ 2,923
      Period Ended May 31, 1997                          $ 15,007        $ 0         $ 15,007

SCHRODER MICRO CAP FUND
      Year Ended May 31, 1998                            $15,685       $13,533       $ 2,152
      Period Ended November 30, 1997                      $ 299          $ 0          $ 299



                         TABLE 3 - FUND ACCOUNTING FEES

       (Includes the Fund's Share of the Portfolio's Expense, where applicable)

                                                          GROSS FEE        FEE WAIVED       NET FEE PAID

SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                          $83,959             $ 0            $83,959
      Year Ended October 31, 1996                          $86,000             $ 0            $86,000
      Year Ended October 31, 1995                          $72,000             $ 0            $72,000

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                          $71,200             $ 0            $71,200

SCHRODER U.S. DIVERSIFIED GROWTH FUND
      Year Ended October 31, 1997                          $36,000             $ 0            $36,000
      Year Ended October 31, 1996                          $36,000             $ 0            $36,000
      Year Ended October 31, 1995                          $38,000             $ 0            $38,000

SCHRODER INTERNATIONAL BOND FUND(1)
      Period Ended December 31, 1997                       $62,000           $24,000          $38,000

SCHRODER EMERGING MARKETS FUND
      Year Ended May 31, 1998                              $ 1,306             $ 0            $ 1,306

SCHRODER U.S. SMALLER COMPANIES FUND
      Year Ended May 31, 1998
        Investor Shares                                    $18,378             $ 0            $18,378
        Advisor Shares                                      $ 801              $ 0            $18,378
      Period Ended May 31, 1997                            $12,955             $ 0            $12,955
      Year Ended October  31, 1996                         $37,972             $ 0            $37,972

SCHRODER MICRO CAP FUND
      Year Ended May 31, 1998                              $27,645             $ 0            $27,645
      Period Ended November 30, 1997                       $ 4,645             $ 0            $ 4,645

------------------------------------------------------

       (1) For the first full year Schroder International Bond Portfolio has been in operation.

              TABLE 4 - HOLDERS OF 5% OR MORE OF OUTSTANDING SHARES

As of August 31, 1998, the shareholders listed below owned more than 5% of a Fund as noted. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

                                                              NUMBER OF        NUMBER OF        % OF SHARES
                                                              INVESTOR          ADVISOR           OF FUND
                                                               SHARES            SHARES         CLASS OWNED

SCHRODER INTERNATIONAL FUND

Mac & Co.
Mellon Bank NA
PO Box 3198
Pittsburgh  PA  15230-3198                                   928,314.855                           11.51

Mac & Co.
Mellon Bank NA
PO Box 3198
Pittsburgh  PA  15230-3198                                   916,961.447                           11.37



Union College Pooled Endowment Funds
PO Box 3199 Church Street Station
New York  NY  10008                                          828,387.036                           10.28

Lutheran Church
Missouri Synod Foundation
1333 5 Kirkwood Road
St. Louis  MO  63122                                         661,134.137                           8.20

Norwest Bank Minnesota NA, Trustee
PO Box 1450 NW 8477
Minneapolis  MN  55480-8477                                  548,281.576                           6.80



                                                              NUMBER OF         NUMBER OF       % OF SHARES
                                                               INVESTOR          ADVISOR          OF FUND
                                                                SHARES           SHARES         CLASS OWNED
SCHRODER INTERNATIONAL FUND (CONTINUED)

Northern Trust Company TEE for
Norwest Foundation
c/o Mutual Fund Processing
P.O. Box 92956
Chicago, IL  60675-2956                                      526,318.089                            6.52

 Miter & Co
c/o Marshall & Ilsley Trust Company
PO Box 2977
Milwaukee  WI  53202-2977                                    492,436.243                            6.10

Forum Administrative Services, LLC
ATTN Corporate Accounting
Two Portland Square
Portland, ME  04101                                                               5.429             100

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND

Schroder Investment Management
Client Account
33 Gutter Lane
London EC2V 8AS
United Kingdom                                                300,000.00                           67.47

Hudson-Webber Foundation
333 West Fort Street, Suite 1310
Detroit, MI  48226                                           105,675.441                           23.77

Charles Schwab & Co. Inc.
Special Customer Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco  CA  94104                                      38,667.365                            8.70

SCHRODER U.S. DIVERSIFIED GROWTH FUND


Wendel & Co.
c/o The Bank of New York
Mutual Fund Reorg. Dept.
PO Box 1066
Wall Street Station
New York  NY  10268                                          151,693.424                            9.27



Security Nominees Incorporated
1 State Street
New York  NY  10017                                          113,383.988                            6.93


                                       B-6



Citibank F.S.B. as Trustee
for Natwest Crawley
1410 N. Westshore Blvd.                                      102,810.356                            6.29
Tampa  FL  33607

Fox & Co.
PO Box 976
New York  NY  10268                                           95,661.743                            5.85

Wendel & Co.
c/o The Bank of New York
EBT Mutual Fund Section
PO Box 1066
Wall Street Station
New York  NY  10268                                           85,776.999                            5.24

SCHRODER INTERNATIONAL BOND FUND

Charles Schwab & Co. Inc.
101 Montgomery Street
San Francisco  CA  94104                                      6,001.655                            100.00

SCHRODER EMERGING MARKETS FUND

Charles Schwab & Co. Inc.
Special Cust Account FBO
101 Montgomery Street
San Francisco  CA  94104                                      57,726.027                           96.30



                                                              NUMBER OF        NUMBER OF        % OF SHARES
                                                              INVESTOR          ADVISOR           OF FUND
                                                               SHARES            SHARES         CLASS OWNED

SCHRODER U.S. SMALLER COMPANIES FUND

First American Trust Co TTEE
FBO Managed Omnibus Reinvestment
421 North main Street                                       1,018,447.865                          21.98

BALSA & Co.
c/o Chase Manhattan Bank
PO Box 1768
Grand Central Station
New York, NY  10163-1768                                     641,387.856                           13.85

FTC & Co.
PO Box 173736
Denver  CO  80217-3736                                       489,639.244                           10.57



Charles Schwab & Co Inc.
101 Montgomery Street
San Francisco  CA  94104                                     397,465.194                           8.58


Schroder Nominees Limited
120 Cheapside
London EC2V 6DS
United Kingdom                                               286,178.869                           6.18

Donaldson Lufkin & Jenrette
Securities Corporation
Jersey City  NJ  07303                                                        257,155.682          85.89

National Investor Services Corp.
55 Water Street
New York  NY  10041                                                            32,010.861          10.69

SCHRODER MICRO CAP FUND

Schroders Incorporated
787 Seventh Avenue
New York  NY  10019                                          144,036.581                           32.00


Boston Financial Data Services
FBO Schroder International Omnibus A/C
                                                             116,942.359                           25.98

Schroder Capital Management International Inc.
ATTN: Fergal Cassidy
787 7th Avenue, 34th Floor
New York, NY  10019                                          60.044.763                            13.34


                                       B-8


Charles Schwab & Co. Inc.                                    38,431.528                            8.54
101 Montgomery Street
San Francisco  CA  94104

Ira Unschuld
150 East 56th Street
New York  NY  10022                                           36318.370                            8.07


                         TABLE 5- BROKERAGE COMMISSIONS

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. With respect to each Fund that invests in a Portfolio, the amounts represent aggregate brokerage commissions paid by the Portfolio.

                                                                                                        PERCENTAGE
                                                                                                      OF COMMISSION
                                                                                                       TRANSACTIONS
                                                                                      PERCENTAGE OF      EXECUTED
                                                                       COMMISSIONS     COMMISSIONS       THROUGH
                                                         AGGREGATE       PAID TO         PAID TO       SCHRODER &
                                                        COMMISSIONS     SCHRODER &      SCHRODER &       CO. INC.
                                                           PAID          CO. INC.        CO. INC.

SCHRODER INTERNATIONAL FUND
      Year Ended October 31, 1997                        $421,129         $4,716          0.99%           1.11%
      Year Ended October 31, 1996                        $756,181           0               0               0
      Year Ended October 31, 1995                        $584,429           0               0               0

SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
      Year Ended October 31, 1997                        $ 37,223           0               0               0

SCHRODER U.S. DIVERSIFIED GROWTH FUND
      Year Ended October 31, 1997                        $ 20,510           0               0               0
      Year Ended October 31, 1996
      Year Ended October 31, 1995

SCHRODER INTERNATIONAL BOND FUND(1)
      Period Ended December 31, 1997                       $ 297            0               0               0

SCHRODER EMERGING MARKETS FUND
      Year Ended May 31, 1998                            $ 92,368           0               0               0

SCHRODER U.S. SMALLER COMPANIES FUND
      Year Ended May 31, 1998                            $491,278           0               0               0
      Period Ended May 31, 1997                          $167,043           0               0               0
      Year Ended October 31, 1996                        $137,589           0               0               0


SCHRODER MICRO CAP FUND
      Year Ended May 31, 1998                            $ 11,185           0               0               0
      Period Ended November 30, 1997                      $ 2,966           0               0               0


During the last three fiscal years certain Funds paid brokerage commissions to Schroder & Co. Inc., an affiliate of SCMI. The tables above indicate the Funds that paid commissions to Schroder & Co. Inc., the aggregate amounts of commissions paid, the percentage of aggregate brokerage commissions paid to Schroder & Co. Inc. and the percentage of the aggregate dollar amount of transactions involving payment of commissions that were effected through Schroder & Co. Inc.
----------------------------------------------------

(1) Based solely on the first full year of the Portfolio.